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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                 1-11596              58-1954497
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     (State or other jurisdiction    (Commission          (IRS Employer
          of  incorporation)         File Number)       Identification No.)

     1940 N.W. 67th Place, Suite A, Gainesville, Florida        32653
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     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

            On May 9, 2006, at 11:00 a.m. EST, Perma-Fix Environmental Services, Inc. (the "Company") will hold a conference call broadcast live over the Internet. A press release dated April 28, 2006, announcing the conference call, is attached hereto as
            Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

            On May 9, 2006, the Company issued a press release to report its financial results for the three months ended March 31, 2006. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

         (d)      Exhibits

                  Exhibit Number     Description
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                       99.1          Press release dated April 28, 2006
                       99.2          Press release dated May 9, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PERMA-FIX ENVIRONMENTAL
                                                     SERVICES, INC.


Dated: May 9, 2006                                   By: /s/ Louis F. Centofanti
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                                                         Dr. Louis F. Centofanti
                                                         Chairman of the Board
                                                         Chief Executive Officer